SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    Form 8-K



                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 28, 2001
                                                         -----------------



                                   NET 2 L.P.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


          Delaware                   000-22566                  13-3497738
------------------------------  ---------------------   ------------------------
(State or other jurisdiction      (Commission File           (IRS Employer
       of incorporation)              Number)               Identification No.)


                  355 Lexington Avenue New York, New York 10017
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (212) 692-7260
--------------------------------------------------------------------------------
               Registrant's telephone number, including area code



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.  Acquisition of Assets

       On November 28, 2001, Net 2 L.P., a Delaware limited partnership, together with Net 1 L.P., a Delaware limited partnership (collectively, the "Net Partnerships"), were acquired by Lexington Corporate Properties Trust, a Maryland statutory real estate investment trust (NYSE: LXP) ("Lexington"), in a merger transaction (the "Merger") valued at approximately $136.8 million, following approval of the Merger by Lexington's shareholders at a special meeting held on November 28, 2001. The limited partners of each respective Net Partnership had previously consented to the Merger. Further information regarding the Merger is available in the Joint Consent and Proxy Solicitation Statement/Prospectus (the "Proxy Statement"), dated October 12, 2001. The contents of the Proxy Statement are hereby incorporated herein by reference.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

               (a) Previously filed as part of the Registration Statement (as defined below)

               (b)    Previously filed as part of the Registration Statement

               (c)    Exhibits

                      99.1 The Joint Consent and Proxy Solicitation Statement/Prospectus of Lexington (filed as Part I to Lexington's Registration Statement on Form S-4 (File No. 333-70790)) (the "Registration Statement").*

                      99.2    Press release of the Company dated November 29,
                              2001.**

--------
*      Incorporated by Reference
**     Filed Herewith

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 NET 1 L.P.


                                 By: Lepercq Net 2 L.P., its general partner

                                     By: Lepercq Net 2 Inc., its general partner


Date: November 30, 2001                  By: /s/ E. Robert Roskind
                                             ----------------------------
                                             E. Robert Roskind
                                             President

                                  EXHIBIT INDEX

Exhibit No.    Exhibit
-----------    -------

99.1 Joint Consent and Proxy Solicitation Statement/Prospectus of Lexington (filed as Part I to Lexington's Registration Statement on Form S-4 (File No. 333 70790)) (the "Registration Statement").*

99.2           Press release of the Company dated November 29, 2001.**





--------
*           Incorporated by Reference

**          Filed Herewith